 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2012

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 East Hamilton Avenue

Campbell, California 95008

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 558-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01     Entry into a Material Definitive Agreement.

Item 2.01     Completion of Acquisition or Disposition of Assets.

Item 8.01     Other Events.

Item 9.01     Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 2.1

EXHIBIT 99.1

Item 1.01     Entry into a Material Definitive Agreement.

On September 1, 2012, Move, Inc. (the “Company”), through its subsidiary, Move Sales, Inc. (“Move”) entered into an agreement (the “Asset Purchase Agreement”) with Tiger Lead Solutions, LLC (the “Seller”) whereby Move purchased substantially all of the operating assets of the Seller’s business, and assumed various related obligations, for a purchase price of $22 million, $3 million of which was paid into escrow for a one-to-two year period to secure certain obligations of Seller. The Company was also a party to the Asset Purchase Agreement as a guarantor of the obligations of Move. The purchased assets include technology, databases, customer contracts, trademarks, vendor agreements and other assets used in the operation of Seller’s TigerLead business and focused on helping real estate professionals leverage the Internet to obtain, cultivate and manage homeseller and homebuyer leads and convert them into home sales and purchases. Pursuant to the Asset Purchase Agreement, which includes various and customary representations, warranties and covenants by the parties, Move agreed to offer to hire all or substantially all of the Seller’s current employees.

The foregoing summary is qualified in its entirety by the full text of the Asset Purchase Agreement attached as Exhibit 2.1 to this current report.

Item 2.01     Completion of Acquisition or Disposition of Assets

On September 1, 2012, the Company, through its subsidiary, Move, completed the asset-acquisition transaction described in Item 1.01, above, pursuant to the Asset Purchase Agreement. The information disclosed in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.01.

Item 8.01     Other Events

On September 4, 2012, the Company issued a press release announcing the entry and completion of the asset-acquisition transaction described in Item 1.01, above, pursuant to the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

2.1	Asset Purchase Agreement entered into on September 1, 2012, by and among Tiger Lead Solutions, LLC, Move Sales, Inc. and Move, Inc.

99.1	Press Release of Move, Inc., dated September 4, 2012.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: September 04, 2012	By:	/s/ James S. Caulfield
James S. Caulfield

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement entered into on September 1, 2012, by and among Tiger Lead Solutions, LLC, Move Sales, Inc. and Move, Inc.

99.1	Press Release of Move, Inc., dated September 4, 2012.